UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 3, 2005

HORACE MANN EDUCATORS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715-0001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 217-789-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-looking Information

Statements included in the accompanying press release that state Horace Mann Educators Corporation’s (the “Company”) or its management’s intentions, hopes, beliefs, expectations or predictions of future events or the Company’s future financial performance are forward-looking statements and involve known and unknown risks, uncertainties and other factors. Horace Mann is not under any obligation to (and expressly disclaims any such obligation to) update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and the Company’s past and future filings and reports filed with the Securities and Exchange Commission for information concerning the important factors that could cause actual results to differ materially from those in forward-looking statements.

Item 1.01: Entry into a Material Definitive Agreement

Effective May 3, 2005, the Bank Credit Agreement was amended to extend the commitment termination date to June 30, 2005 from the previous termination date of May 31, 2005. This amendment to the Bank Credit Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2005.

Item 1.02: Termination of a Material Definitive Agreement

Effective May 7, 2002, the Company entered into a 36-month equity put and reinsurance agreement with a subsidiary of Swiss Reinsurance Company, which provided a source of up to $75 million of contingent capital for catastrophe losses above the Company’s reinsurance coverage limits. Due to relatively unfavorable pricing and terms, the Company has elected not to renew this agreement on the May 7, 2005 expiration date. Management believes that the Company’s current catastrophe protection as well as other potential sources of capital would be sufficient in the event of excessive catastrophe losses.

Item 2.02: Results of Operations and Financial Condition

On May 4, 2005, Horace Mann Educators Corporation issued a press release reporting its financial results for the three month period ended March 31, 2005. A copy of the press release is attached as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01: Financial Statements and Exhibits

(c)	Exhibits.

99.1	Glossary of Selected Terms
99.2	Press release dated May 4, 2005 reporting financial results for the three month period ended March 31, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Bret A. Conklin
Name:	Bret A. Conklin
Title:	Senior Vice President & Controller
(Principal Accounting Officer)

Date: May 4, 2005

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